UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 25, 2017

CABELA’S INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32227	20-0486586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cabela Drive, Sidney, Nebraska 69160

(Address of Principal Executive Offices) (Zip Code)

(308) 254-5505

(Registrant’s telephone number, including area code)

Not applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on September 25, 2017 of the transactions contemplated by that certain Agreement and Plan of Merger, by and among Cabela’s Incorporated, a Delaware corporation (the “Company”), Bass Pro Group, LLC, a Delaware limited liability company (“Parent”), and Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”), which was amended by the Amendment to Agreement and Plan of Merger, dated as of April 17, 2017 (the “Merger Agreement Amendment,”) (and as further amended from time to time, the “Merger Agreement”). Pursuant to the terms and conditions set forth in the Merger Agreement, on September 25, 2017, Sub merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the completion of the Merger, the Company terminated and repaid in full all amounts outstanding pursuant to (i) the Note Purchases Agreement, by and among the Company and various purchasers party thereto, dated as of February 27, 2006 (as further amended or supplemented from time to time), (ii) the Note Purchase Agreement, by and among the Company and various purchasers party thereto, dated as of August 4, 2015 (as further amended or supplemented from time to time) and (iii) the Credit Agreement, by and among the Company, U.S. Bank National Association, as administrative agent for the lenders, and the other lenders party thereto from time to time, dated as of November 2, 2011 (as further amended or supplemented from time to time).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 25, 2017, Parent completed its acquisition of the Company pursuant to the terms of the Merger Agreement.

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and automatically converted into the right to receive $61.50 in cash, without interest thereon (the “Merger Consideration”), other than (i) shares held in the treasury of the Company or owned of record by any subsidiary of the Company, (b) shares owned of record by Parent or Sub or any of their respective subsidiaries and (c) shares held by stockholders who did not vote in favor of or consent to the adoption of the Merger Agreement, as amended by the Merger Agreement Amendment, and who properly demanded appraisal of such shares and complied in all respects with all the provisions of the Delaware General Corporation Law, as amended, concerning the right of holders of shares to demand appraisal.

Immediately prior to Merger, the transactions contemplated by that certain Framework Agreement, dated as of April 17, 2017 (the “Bank Framework Agreement”), by and among the Company, World’s Foremost Bank, a Nebraska banking corporation and a wholly owned subsidiary of the Company, Synovus Bank, a Georgia state member bank, Capital One Bank (USA), National Association, a national banking association and an affiliate of CONA (as defined below), and, solely for the purposes set forth therein, Capital One, National Association, a national banking association (“CONA”), and the other agreements related thereto, were completed.

The description of the Merger Agreement and the Merger contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the Securities and Exchange Commission (the “SEC”) on October 7, 2016, and is incorporated by reference herein, and the full text of the Merger Agreement Amendment, which was filed as Exhibit 2.4 to the Current Report on Form 8-K, filed by the Company with the SEC on April 18, 2017, and is incorporated by reference herein.

The description of the Bank Framework Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Bank Framework Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company with the SEC on April 18, 2017, and is incorporated by reference herein.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, the Company notified the New York Stock Exchange (the “NYSE”) on September 25, 2017 that, effective on that date, each share of Company Common Stock issued and outstanding immediately prior to the Effective Time was automatically converted into the right to receive the Merger Consideration. As a result, it is expected that all Shares will be removed from trading on the NYSE following the close of trading on September 25, 2017. On September 25, 2017, the Surviving Corporation requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of Company Common Stock from the NYSE and the deregistration of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Surviving Corporation intends to file a Form 15 with the SEC requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to Company Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

Upon the Effective Time, each holder of Company Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of the Company (other than the right of holders of Company Common Stock to receive the Merger Consideration).

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Change in Control of Registrant.

As a result of the completion of the Merger, a change in control of the Company occurred, and the Surviving Corporation became a wholly owned subsidiary of Parent.

The information set forth above under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, effective as of the Effective Time, the members of the board of directors of Sub immediately prior to the Merger became the directors of the Company.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

At the Effective time, the certificate of incorporation of the Company and the bylaws of the Company were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference herein.

Item 8.01.	Other Events.

On September 25, 2017, the Company and Parent issued a joint press release in connection with the completion of the Merger. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Second Amended and Restated Certificate of Incorporation of Cabela’s Incorporated

3.2	Second Amended and Restated Bylaws of Cabela’s Incorporated

99.1	Press Release, dated September 25, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

September 25, 2017	By:	/s/ Ralph W. Castner
	Name:	Ralph W. Castner
	Title:	Executive Vice President and Chief Financial Officer